UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2004

CENTRAL PACIFIC FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Hawaii	333-104783	99-0212597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South King Street, Honolulu, Hawaii		96813
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (808) 544-0500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.2(b))

☐            Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 13, 2004, shareholders of both Central Pacific Financial Corp. and CB Bancshares, Inc. approved the proposed merger of the two companies at their respective shareholder meetings.

The press release announcing the approval of the merger is attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit 99.1, Press Release, dated September 13, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date: September 14, 2004	By:	/s/ Clint Arnoldus
Clint Arnoldus
Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated September 13, 2004.